                                                                 Exhibit 10 (ap)


                                                                  CONFORMED COPY

                      AMENDMENT NO. 1 TO CREDIT AGREEMENT

     AMENDMENT dated as of April 19, 2001, amending the $500,000,000 5-Year Credit Agreement dated as of January 26, 2000 (the "Credit Agreement"), among DELHAIZE AMERICA, INC. (the "Borrower"), the LENDERS party hereto (the "Lenders") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent").

                             W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Credit Agreement, as set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     Section 2. Additional Definitions. (a) The following definitions are added in alphabetical order in Section 1.01 of the Credit Agreement (and, where appropriate, amend and restate any prior definition in its entirety):

          "Amendment No. 1 Effective Date" means the date of effectiveness of
           ------------------------------
          Amendment No. 1 to this Agreement.

          "Change in Control" means (a) the failure of the Parent or any wholly-
           -----------------
          owned subsidiary of the Parent to own, directly or indirectly, beneficially or of record, shares representing more than a majority of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Borrower; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were not (i) nominated by the board of directors of the Borrower, (ii) appointed by directors so nominated or (iii) nominated by the Parent; or (c) the acquisition of direct or indirect Control of the Borrower by any Person or group other than the Parent or any wholly-owned subsidiary of the Parent.

          "Food Lion" means Food Lion, LLC, a North Carolina limited liability
          ---------
     company.

          "Food Lion Guaranty" means the guaranty agreement between Food Lion
           ------------------
     and the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit A to Amendment No.1 to this Agreement, as amended from time to time.

          "Guaranteed Parent Indebtedness" means any Indebtedness of the Parent
           ------------------------------
     that is guaranteed by the Borrower.

          "Loan Documents" means this Agreement and the Food Lion Guaranty.
           --------------

          "Parent" means Etablissements Delhaize Freres et Cie "Le Lion" S.A., a
           ------
     Belgian corporation.

          "Restricted Guaranty" means any Indebtedness of the Borrower
           -------------------
     constituting a Guarantee of Indebtedness of the Parent.

     (b) The definition of "Consolidated Net Income"contained in Section 1.01 of
                            -----------------------
     the Credit Agreement is amended by (i) deleting the phrase "and subject to
Section 1.04" from the second line of clause (d) thereof, (ii) deleting the phrase "and subject to Section 1.04(b)" from the second line of clause (e) thereof, (iii) replacing the word "or" in clause (h) thereof with a comma, and
(iv) inserting the phrase "or write-down" immediately following the phrase "write-up" in clause (h) thereof.

     (c) The definition of "Delhaize Belgium" contained in Section 1.01 of the
                            ----------------
Credit Agreement is deleted.

     Section 3. Additional Reporting Covenant Regarding Restricted Guarantees.
(a) Section 5.01(f) of the Credit Agreement is renamed Section 5.01(g) thereof.

     (b) A new Section 5.01(f) of the Credit Agreement is inserted immediately following Section 5.01(e) thereof, to read in its entirety as follows:

          "(f) (i) at least 90 days (subject to the parenthetical at the end of the second paragraph in Section 6.02(a) hereof) prior to entering into a Restricted Guaranty notice of its intent to do so, which notice shall set forth the terms of the Guaranteed Parent Indebtedness proposed to be Guaranteed pursuant to such Restricted Guaranty and
          (ii) on the date of granting of such Restricted Guaranty, a certificate of the chief financial officer or the chief accounting officer of the Parent, stating whether the Parent is in compliance with the covenants referred to in clause
          (2) of Section 6.02(a) and with respect to any such covenants that are financial covenants, setting forth reasonably detailed calculations of compliance therewith; and"

     (c) Section 5.01(e) of the Credit Agreement is amended by deleting the word "and" immediately following the phrase "as the case may be;" in the sixth line thereof.

     Section 4. Amended Lien Covenant. (a) Section 6.01(b) of the Credit Agreement is amended by (i) replacing the phrase "capital leases" in the third line thereof with the phrase "Capitalized Leases" and (ii) inserting the parenthetical "(subject to Section 6.02)" immediately following the phrase "replacements thereof" in the eighth line thereof.

     (b) Section 6.01(c) of the Credit Agreement is amended by inserting the parenthetical "(subject to Section 6.02)" immediately following the phrase "replacements thereof" in the eleventh line thereof.

     (c) Section 6.01(d) of the Credit Agreement is amended by inserting the phrase "and extensions, renewals and replacements thereof (subject to Section 6.02) that do not increase the outstanding principal amount thereof" immediately following the phrase "or any Subsidiary" in the eighth line thereof.

     Section 5. Amended Debt Covenant. Section 6.02 of the Credit Agreement is amended to read in its entirety as follows:

          "SECTION 6.02. Indebtedness. (a) Limitations on Indebtedness of the Borrower. The Borrower will not incur, assume, become liable in respect of or suffer to exist any Indebtedness constituting a Restricted Guaranty except, to the extent otherwise permitted under
          Section 6.08 hereof, the Borrower may Guarantee any Indebtedness of the Parent, so long as (1) prior to or simultaneously with the granting of such Guaranty, Parent shall have guaranteed all Indebtedness under this Agreement on terms and conditions acceptable to the Majority Lenders, (2) immediately after giving effect to the granting of any such Guaranty, the Parent and its Consolidated Subsidiaries shall be in compliance with certain financial, affirmative and negative covenants to be agreed upon by Parent and the Majority Lenders in good faith. Such financial covenants shall include, in any event, compliance with a leverage covenant and a fixed charges coverage covenant, in each case with levels to be agreed upon by Parent and the Majority Lenders in good faith, and (3) after giving effect to the granting of any such Guaranty, the rating of the Index Debt is not lowered by either S&P or Moody's.

               In connection with each proposed Restricted Guaranty, the Borrower will provide the notice and certificate set forth in Section 5.01(f) with respect thereto and, concurrently therewith, will provide such notice to S&P and Moody's, together with any additional information requested by S&P or Moody's. The Borrower will not enter into such Restricted Guaranty for a period of at least 90 days after such notice and certificate have been delivered to the Administrative Agent, S&P and Moody's (or, if earlier, the date on which each of S&P and Moody's shall have reaffirmed the rating of the Index Debt, after giving effect to the granting of such Restricted Guaranty).

               (b) Limitations on Indebtedness of Subsidiaries. The Borrower will not permit any Subsidiary to create, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except any Indebtedness that is listed in one of the clauses below and is otherwise permitted under Section 6.08 hereof:

               (1) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted under Section 6.01(b);

               (2) (i) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted under Section 6.01(c) in an aggregate principal amount not to exceed $140,000,000, (ii) Indebtedness (other than Indebtedness permitted by clause (i)) consisting of Capital Lease Obligations and (iii) Indebtedness of Bel-Thai Supermarket Company Ltd. in an aggregate principal amount not exceeding $60,000,000;

               (3) Indebtedness of any Subsidiary owed to the Borrower or any other Subsidiary;

               (4) Indebtedness of Food Lion under the Food Lion Guaranty, Indebtedness of Food Lion constituting a Guaranty of the Borrower's obligations under the 364-Day Credit Agreement and Indebtedness of Food Lion constituting a Guaranty of the Borrower's senior unsecured $600,000,000 7.375% Notes due 2006, $1,100,000,000 8.125% Notes due
          2011 and $900,000,000 9% Debentures due 2031, and

               (5) additional Indebtedness of the Subsidiaries in an aggregate principal amount (for all Subsidiaries) at no time exceeding (i) $30,000,000 minus (ii) the aggregate principal amount of Indebtedness
                      -----
          secured by Liens permitted solely by clause (e) of Section 6.01 outstanding at such time;

provided that at any date the aggregate amount of Capital Lease Obligations of all Subsidiaries (other than any such Capital Lease Obligations incurred in reliance on clause (2)(i) of subsection (b)) and the aggregate amount of Capital Lease Obligations of the Borrower will not exceed $1,000,000,000."

     Section 6. Amended Fundamental Changes Covenant. Section 6.03 of the Credit Agreement is amended to read in its entirety as follows:

          "SECTION 6.03 Fundamental Changes. (a) The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of the assets of the Borrower and its Subsidiaries taken as a whole (whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) the Borrower may merge into any other Person in a transaction in which the Borrower is the surviving corporation, (ii) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (iii) any Subsidiary may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary (and, if Food Lion is a party to such merger, the surviving entity shall agree to be bound by the provisions of the Food Lion Guaranty), (iv) (x) any Subsidiary may merge into any other Person in a transaction in which the surviving entity is a Subsidiary (and, if Food Lion is a party to such merger, the surviving entity shall agree to be bound by the provisions of the Food Lion Guaranty) or (y) any Subsidiary (other than Food Lion) may merge into any other Person in a transaction permitted by Section 6.09 and in which the surviving Person is not a Subsidiary, (v) subject to the last sentence of this subsection (a), any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Subsidiary or in a transaction not constituting all or substantially all of the assets of the Borrower and its Subsidiaries taken as a whole and which is permitted by Section 6.09 and (vi) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04. In addition to the requirements set forth in the immediately preceding sentence, the Borrower will not permit Food Lion to sell, transfer, lease or otherwise dispose of (in one transaction or a series of transactions) all or substantially all of its assets to any Person except to (1) the Borrower, (2) an entity that is a Subsidiary prior to such sale, lease, transfer or other disposition or (3) any other Person in a transaction not constituting a sale, lease, transfer or other disposition of all or substantially all of the assets of the Borrower and its Subsidiaries taken as a whole, and in which the surviving entity is a Subsidiary so long as, in the case of clauses (2) or (3), such Subsidiary or other Person shall agree to be bound by the provisions of the Food Lion Guaranty.

          (b) The Borrower will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Subsidiaries on the Amendment No.1 Effective Date and businesses reasonably related or incidental thereto."

     Section 7. Amendment Investment Covenant. (a) The introductory paragraph of
Section 6.04 of the Credit Agreement is amended by inserting the phrase ", otherwise provide any credit support to" immediately following the phrase "guarantee any obligations of" in the sixth line thereof.

     (b) Clause (v) of Section 6.04(a) of the Credit Agreement is amended to read in its entirety as follows:

          "(v) (A) investments by the Borrower existing on the date hereof in the capital stock of its Subsidiaries and (B) investments by the Borrower or any Subsidiary consisting solely of the creation of one or more new Subsidiaries (it being understood that the purchase or other acquisition (in one transaction or a series of transactions) of any assets of any other Person constituting a business unit shall not be permitted by this clause
     (v)(B));"

     (c) Clause (vii) of Section 6.04(a) of the Credit Agreement is amended to read in its entirety as follows:

          "(vii) (x) Guarantees by the Borrower or any of its Subsidiaries of any Debt or Indebtedness of any Person (other than the Parent or any other entity through which the Parent holds any Capital Stock of the Borrower), so long as (1) in the case of any Debt, such Debt and Guarantee would be permitted under Section 6.08 and (2) in the case of any Indebtedness, such Indebtedness is permitted under Section 6.02 and (y) Restricted Guarantees permitted under Section 6.02;"

     (d) Clause (xi) of Section 6.04(a) of the Credit Agreement is renumbered clause (xii) thereof.

     (e) A new clause (xi) is added to Section 6.04(a) of the Credit Agreement immediately following clause (x) thereof, to read in its entirety as follows:

          "(xi) purchase of common stock or ADRs of the Parent, solely for the purpose of providing such stock or ADRs as compensation to employees of the Borrower and its Subsidiaries pursuant to compensation plans of the Borrower in the ordinary course of business."

     Section 8. Amended Transactions with Affiliates Covenant. Section 6.05 of the Credit Agreement is amended to read in its entirety as follows:

          "SECTION 6.05. Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Borrower and its wholly owned Subsidiaries not involving any other Affiliate , and (c) the granting by the Borrower of Restricted Guarantees permitted under
     Section 6.02."

     Section 9. Amended Fixed Charges Coverage Ratio. Section 6.07 is amended to read in its entirety as follows:

          "SECTION 6.07. Fixed Charges Coverage. At the end of each Fiscal Quarter set forth below, the ratio of (i) Consolidated EBITDAR for the period of four Fiscal Quarters then ended to (ii) Consolidated Fixed Charges for such period, shall not have been less than the ratio set forth below opposite such Fiscal Quarter:

          ----------------------------------------------------------------------
          Fiscal Quarter                                                 Ratio
          ----------------------------------------------------------------------
           First Fiscal Quarter ended on or immediately after the         2.00:1
           Amendment No. 1 Effective Date - Third Fiscal Quarter 2001
          ----------------------------------------------------------------------
           Fourth Fiscal Quarter 2001 - Third Fiscal Quarter 2002         2.15:1
          ----------------------------------------------------------------------
           Fourth Fiscal Quarter 2002 - Third Fiscal Quarter 2003         2.40:1
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
           Fourth Fiscal Quarter 2003 - Third Fiscal Quarter 2004         2.65:1
          ----------------------------------------------------------------------
           Fourth Fiscal Quarter 2004 and thereafter                      3.00:1
          ----------------------------------------------------------------------


     Section 10. Amended Ratio of Consolidated Adjusted Debt to Consolidated EBITDAR. Section 6.08 is amended to read in its entirety as follows:

          "SECTION 6.08. Ratio of Consolidated Adjusted Debt to Consolidated EBITDAR. At no date will the ratio of (i) Consolidated Adjusted Debt at such date to (ii) Consolidated EBITDAR for the period of four consecutive Fiscal Quarters ended on or most recently prior to such date exceed the ratio set forth below opposite the period in which such date falls:

          ----------------------------------------------------------------------
           Fiscal Quarter                                                 Ratio
          ----------------------------------------------------------------------
           Amendment No. 1 Effective Date - day immediately preceding    4.50:1
           last day of Fourth Fiscal Quarter 2001
          ----------------------------------------------------------------------
           Last day of Fourth Fiscal Quarter 2001 - day immediately      4.25:1
           preceding last day of Fourth Fiscal Quarter 2002
          ----------------------------------------------------------------------
           Last day of Fourth Fiscal Quarter 2002 - day immediately      4.00:1
           preceding last day of Fourth Fiscal Quarter 2003
          ----------------------------------------------------------------------
           Last day of Fourth Fiscal Quarter 2003 and thereafter         3.50:1
          ----------------------------------------------------------------------

     Section 11. Additional Events of Default. (a) Section 7.01(c) of the Credit Agreement is amended by adding the phrase "or any Loan Document" immediately after the word "Agreement" in the second line thereof.

     (b) Section 7.01(l) of the Credit Agreement is amended by deleting the word "or" at the end thereof.

     (c) A new Section 7.01(n) is added to the Credit Agreement immediately following Section 7.01(m) thereof, to read in its entirety as follows:

          "(n) the Food Lion Guaranty shall cease to be enforceable, or Food Lion or any of its Affiliates shall so assert in writing; or"

     (d) A new Section 7.01(o) is added to the Credit Agreement immediately following the new Section 7.01(n) thereof, to read in its entirety as follows:

          "(o) the Parent (or any other entity through which the Parent holds any capital stock of the Borrower) shall Guarantee any Indebtedness or other obligation of the Borrower or any of its Subsidiaries (other than Indebtedness incurred under this Agreement), unless prior to or contemporaneously therewith, Parent shall have guaranteed all Indebtedness under this Agreement on terms and conditions acceptable to the Majority Lenders;"

     Section 12. Changes to Article 8. (a) Clause (i) in the third paragraph of
Section 8.01 of the Credit Agreement is amended by replacing the phrase "this Agreement" contained therein with the phrase "any Loan Document",

     (b) Clause (ii) in the third paragraph of Section 8.01 of the Credit Agreement is amended by replacing the word "herewith" contained therein with the word "therewith",

     (c) Clause (iii) in the third paragraph of Section 8.01 of the Credit Agreement is amended by replacing the word "herein" contained therein with the word "therein",

     (d) Clause (iv) in the third paragraph of Section 8.01 of the Credit Agreement is amended by replacing the phrase "this Agreement" contained therein with the phrase "any Loan Document",

     (e) Clause (v) in the third paragraph of Section 8.01 of the Credit Agreement is amended by inserting the phrase "of this Agreement" immediately following the phrase "Article IV" and replacing the word "herein" contained therein with the word "therein".

     Section 13. Changes to the Amendments and Waivers Section. A new paragraph
(c) is added at the end of Section 9.02 of the Credit Agreement, to read in its entirety as follows:

          "(c) Neither the Food Lion Guaranty nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by Food Lion and the Administrative Agent with the consent of the Majority Lenders; provided that no such agreement shall release Food Lion from its obligations under the Food Lion Guaranty without the consent of each Lender."

     Section 14. Changes to the Assignments Section. (a) Section 9.04(b) of the Credit Agreement is amended by (i) replacing the word "an" immediately following the phrase "assignment to a Lender or" in the fourth line thereof with the phrase "a Lender", (ii) deleting the phrase "of a Lender" immediately following the word "Affiliate" in the fourth line thereof, (iii) replacing the word "an" immediately following the phrase "assignment to a Lender or" in the seventh line thereof with the phrase "a Lender", (iv) deleting the phrase "of a Lender" immediately following the word "Affiliate" in the seventh line thereof, (v) inserting the phrase "other than Section 9.12" immediately following the phrase "under this Agreement" in the twenty-sixth line thereof, and (vi) inserting the phrase "and subject to Section 9.12" immediately following the phrase "2.15 and 9.03" in the twenty-ninth line thereof.

     (b) A new paragraph (h) is added at the end of Section 9.04 of the Credit Agreement, to read in its entirety as follows:

          "(h) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle
                ---------------
     (an "SPC") of such Granting Lender, identified as such in writing from time
          ---
     to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement, provided that (i) nothing herein shall constitute a commitment to make any Loan by any SPC and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any payment under this Agreement for which a Lender would otherwise be liable, for so long as, and to the extent, the related Granting Lender makes such payment. In furtherance of the foregoing, each party hereto hereby agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04 any SPC may (i) with notice to, but without the prior written consent of, the Borrower or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions (if consented to by the Borrower and the Administrative

     Agent) providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC. This Section may not be amended without the written consent of each SPC that holds any Loans at the time of such proposed amendment."

     Section 15. Changes to the Survival Section. Section 9.05 of the Credit Agreement is amended by replacing the phrase "2.15 and 9.03" in the thirteenth line thereof with the phrase "2.15, 9.03 and 9.12".

     Section 16. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

     (a)  no Default or Event of Default has occurred and is continuing; and

     (b) each representation and warranty of the Borrower set forth in the Credit Agreement after giving effect to this Amendment is true and correct as though made on and as of such date, except for any such representation and warranty made as of a specific date, which are true and correct as of such specific date.

     Section 17. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 18. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when each of the following conditions shall have been satisfied:

     (a) receipt by the Administrative Agent of duly executed counterparts hereof signed by the Borrower and the Majority Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

     (b) receipt by the Administrative Agent of duly executed counterparts of a Food Lion Guaranty substantially in the form set forth on Exhibit A hereto;

     (c) receipt by the Administrative Agent of an opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. in form and substance reasonably satisfactory to the Administrative Agent; and

     (d) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Credit Agreement as amended hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

     The Administrative Agent shall promptly notify the Borrower and the Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                   DELHAIZE AMERICA, INC.


                                   By: /s/ Richard James
                                      ----------------------------------
                                       Title: Treasurer


                                   MORGAN GUARANTY TRUST COMPANY OF
                                   NEW YORK, individually and as Administrative
                                   Agent


                                   By: /s/ B. J. Lillis
                                      ----------------------------------
                                       Title: Managing Director

                                   CITIBANK, N.A.


                                   By: /s/ Marc Merlino
                                      ----------------------------------
                                       Title: Vice President


                                   BANK OF AMERICA, N.A.


                                   By:__________________________________
                                       Name:
                                       Title:

                                   WACHOVIA BANK, N.A.

                                   By: /s/ Charles B. Morris, III
                                      ----------------------------------
                                       Title: Assistant Vice President

                                   BBL INTERNATIONAL (U.K.) LIMITED


                                   By: /s/ C. F. Wright
                                      ----------------------------------
                                       Title: Authorized Signatory

                                   By: /s/ M-C Swinnen
                                      ----------------------------------
                                       Title: Authorized Signatory


                                   BNP PARIBAS (HOUSTON)


                                   By: /s/ Henry F. Setina
                                      ----------------------------------
                                       Title: Vice President

                                   By: /s/ Lloyd G. Cox
                                      ----------------------------------
                                       Title: Managing Director

                                   DEUTSCHE BANK AG, NEW YORK BRANCH
                                   and/or Cayman Islands Branch


                                   By: /s/ Kamil Kaya
                                      ----------------------------------
                                       Title: Director

                                   By: /s/ Frank A. Raetzer
                                      ----------------------------------
                                       Title: Vice President


                                   FORTIS (USA) FINANCE LLC

                                   By: /s/ Karel Louman
                                      ----------------------------------
                                       Title: President

                                   By: /s/ John T. Conners
                                      ----------------------------------
                                       Title: Chief Operating Officer


                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                     BOERENLEENBANK B.A., "RABOBANK
                                     INTERNATIONAL", NEW YORK BRANCH


                                   By: /s/ Theodore W. Cox
                                      ----------------------------------
                                       Title: Vice President

                                   By: /s/ James S. Cunningham
                                      ----------------------------------
                                       Title: Managing Director, Chief
                                              Risk Officer


                                   THE BANK OF NEW YORK


                                   By: /s/ William M. Barnum
                                      ----------------------------------
                                       Title: Vice President


                                   BANK ONE, NA


                                   By:__________________________________
                                       Name:

                                   CREDIT AGRICOLE INDOSUEZ


                                   By: /s/ Rene LeBlanc
                                      ----------------------------------
                                       Title: Vice President


                                   By: /s/ Michael Haggarty
                                      ----------------------------------
                                       Title: Vice President


                                   FIRST UNION NATIONAL BANK


                                   By: /s/ Margaret Gibbons
                                      ----------------------------------
                                       Title: Senior Vice President


                                   SUNTRUST BANK, ATLANTA


                                   By: /s/ Andrew J. Hines
                                      ----------------------------------
                                       Title: Director


                                   BANK OF TOKYO-MITSUBISHI TRUST
                                        COMPANY


                                   By: /s/ Mark R. Marron
                                      ----------------------------------
                                       Title: Vice President

                                   COBANK, ACB


                                   By: /s/ Brian J. Klatt
                                      ----------------------------------
                                       Title: Vice President


                                   THE DAI-ICHI KANGYO BANK, LTD.


                                   By: /s/ Ying Yang
                                      ----------------------------------
                                       Title: Account Officer


                                   THE FUJI BANK, LIMITED


                                   By:__________________________________
                                       Name:
                                       Title:


                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                   By: /s/ Akihiko Mabuchi
                                      ----------------------------------
                                       Title: Senior Vice President


                                   BNP PARIBAS (BRUSSELS)


                                   By: /s/ Andre Boulanger
                                      ----------------------------------
                                       Title: General Manager

                                   BRANCH BANKING & TRUST COMPANY


                                   By: /s/ Cory Boyte
                                      ----------------------------------
                                       Title: Vice President


                                   CREDIT COMMERCIALE DE FRANCE S.A.


                                   By:__________________________________
                                       Name:
                                       Title:


                                   DEXIA BANK S.A.


                                   By:__________________________________
                                       Name:
                                       Title:


                                   FLEET NATIONAL BANK


                                   By:__________________________________
                                       Name:
                                       Title:


                                   UNION BANK OF CALIFORNIA, NA


                                   By:__________________________________
                                       Name:
                                       Title:

                                   CIBC INC.


                                   By: /s/ Carol Kizzia
                                      ----------------------------------
                                       Title: Managing Director


                                   BANCA DI ROMA - NEW YORK BRANCH


                                   By:__________________________________
                                       Name:
                                       Title: